SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 25, 2000

                       Arch Wireless Communications, Inc.
_______________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      033-72646             31-1236804
__________________________________   __________________   _____________________
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
          of Incorporation)             File Number)        Identification No.)


       1800 West Park Drive, Suite 250                           01581
              Westborough, MA
______________________________________________          _______________________
   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (508) 870-6700

                            Arch Communications, Inc.
_______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On September 25, 2000, Arch Communications Group, Inc., the parent corporation of Arch Communications, Inc., issued a press release announcing the following corporate name changes in connection with a company-wide repositioning strategy:

     o    Arch Communications Group, Inc. was renamed "Arch Wireless, Inc.";

     o Arch Communications, Inc., a wholly owned subsidiary of Arch Communications Group, Inc., was renamed "Arch Wireless Communications, Inc."; and

     o Arch Paging, Inc., a wholly owned subsidiary of Arch Communications, Inc., was renamed "Arch Wireless Holdings, Inc."

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The certificates, trading symbols and CUSIP numbers relating to the Arch Communications, Inc. 9.5% Senior Notes due 2004, 12.75% Senior Notes due 2007, 13.75% Senior Notes due 2008 and 14% Senior Notes due 2004 will remain unchanged.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit No.               Description

             3.1 Certificate of Amendment to the Registrant's Restated Certificate of Incorporation, as filed with the office of the Secretary of State of the State of Delaware on September 20, 2000.

            99.1 Press release dated September 25, 2000 announcing the change of the corporate name of the Registrant to Arch Wireless Communications, Inc.




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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2000               ARCH WIRELESS COMMUNICATIONS, INC.


                                        By:      /s/ J. Roy Pottle
                                                __________________________
                                        Name:    J. Roy Pottle
                                        Title:   Executive Vice President,
                                                 Chief Financial Officer


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


                                  Exhibit Index


Exhibit No.               Description

   3.1 Certificate of Amendment to the Registrant's Restated Certificate of Incorporation, as filed with the office of the Secretary of State of the State of Delaware on September 20, 2000.

   99.1 Press release dated September 25, 2000 announcing the change of the corporate name of the Registrant to Arch Wireless Communications, Inc.




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